UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21846

CLOUGH GLOBAL OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Nelson

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  March 31

Date of reporting period:  April 1, 2014 – June 30, 2014

Item 1 – Schedule of Investments.

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

June 30, 2014 (Unaudited)

	Shares	Value

COMMON STOCKS 119.55%
Consumer Discretionary 30.31%
Amazon.com, Inc.(a)	24,912	$8,090,919
Asbury Automotive Group, Inc.(a)(b)(c)	108,413	7,452,310
AutoNation, Inc.(a)(b)(c)	238,909	14,258,089
Charter Communications, Inc. - Class A(a)(b)(c)	76,000	12,036,880
Cia de Locacao das Americas(d)	678,156	1,341,273
Comcast Corp. - Class A(b)(c)	170,200	9,136,336
Denso Corp.	37,800	1,804,087
Don Quijote Holdings Co., Ltd.	29,000	1,617,393
DR Horton, Inc.(b)(c)	845,062	20,771,624
Group 1 Automotive, Inc.	84,187	7,097,806
Imax Corp.(a)(b)	152,300	4,337,504
KB Home	132,003	2,465,816
Lennar Corp. - Class A(b)(c)	503,900	21,153,722
Liberty Interactive Corp. - Class A(a)(b)	145,802	4,280,747
Liberty Media Corp. - Class A(a)(b)(c)	100,956	13,798,666
Liberty Ventures - Series A(a)(b)(c)	230,232	16,991,122
Lithia Motors, Inc. - Class A(b)(c)	80,470	7,569,813
Man Wah Holdings, Ltd.	1,723,046	2,752,285
Orient-Express Hotels, Ltd. - Class A(a)(b)	192,914	2,804,970
Penske Automotive Group, Inc.(b)(c)	166,077	8,220,811
PulteGroup, Inc.(b)(c)	763,969	15,401,615
Samsonite International S.A.	862,193	2,842,309
Service Corp. International(b)	340,200	7,048,944
Signet Jewelers, Ltd.(b)(c)	123,946	13,707,188
Toll Brothers, Inc.(a)(b)(c)	337,975	12,471,277
Wyndham Worldwide Corp.(b)(c)	207,520	15,713,414

		235,166,920

Consumer Staples 0.88%
Brasil Pharma S.A.(a)(d)	1,144,983	1,958,830
Suntory Beverage & Food, Ltd.	44,500	1,746,089

	Shares	Value

Consumer Staples (continued)
Vinda International Holdings, Ltd.	2,060,714	$3,132,124

		6,837,043

Energy 19.60%
Coal 0.18%
Cloud Peak Energy, Inc.(a)	76,900	1,416,498

Energy Commodities 0.10%
ConocoPhillips	8,700	745,851

Independent Power Producers & Power Traders 0.96%
Noble Energy, Inc.	96,200	7,451,652

Natural Gas Leveraged Exploration & Production 4.59%
Cimarex Energy Co.(b)	22,700	3,256,542
Concho Resources, Inc.(a)(b)(c)	37,100	5,360,950
Devon Energy Corp.	28,400	2,254,960
EOG Resources, Inc.(b)	24,500	2,863,070
Gulfport Energy Corp.(a)(b)(c)	52,634	3,305,415
Penn Virginia Corp.(a)	97,700	1,656,015
Southwestern Energy Co.(a)(b)(c)	85,500	3,889,395
Stone Energy Corp.(a)(b)(c)	278,300	13,021,657

		35,608,004

Non-North American Producers 2.70%
BP PLC - Sponsored ADR	139,800	7,374,450
InterOil Corp.(a)(b)(c)	141,694	9,059,914
Murphy Oil Corp.	68,200	4,533,936

		20,968,300

Oil Leveraged Exploration & Production 2.84%
Anadarko Petroleum Corp.(b)	76,800	8,407,296
Occidental Petroleum Corp.(b)	81,900	8,405,397
Sanchez Energy Corp.(a)	125,077	4,701,645
Surgutneftegas OAO -Sponsored ADR(a)	65,448	505,913

		22,020,251

Oil Services & Drillers 5.87%
Halliburton Co.(b)(c)	172,800	12,270,528
Helmerich & Payne, Inc.(b)(c)	47,100	5,468,781
Key Energy Services, Inc.(a)(b)	589,000	5,383,460
Nabors Industries, Ltd.(b)(c)	167,100	4,907,727
Patterson-UTI Energy, Inc.(b)(c)	159,800	5,583,412
Schlumberger, Ltd.(b)(c)	32,900	3,880,555

	Shares	Value

Energy (continued)
Superior Energy Services, Inc.(b)(c)	223,100	$8,062,834

		45,557,297

Refiners 2.36%
HollyFrontier Corp.(b)	79,957	3,493,321
Marathon Petroleum Corp.(b)(c)	39,800	3,107,186
Phillips 66(b)(c)	61,200	4,922,316
Tesoro Corp.(b)	21,300	1,249,671
Valero Energy Corp.(b)(c)	109,700	5,495,970

		18,268,464

TOTAL ENERGY		152,036,317

Financials 24.84%
Capital Markets 3.31%
CITIC Securities Co., Ltd. - Class H	1,328,000	2,930,017
Daiwa Securities Group, Inc.	522,000	4,518,967
Ladder Capital Corp. - Class A(a)(b)	123,096	2,224,345
Morgan Stanley(b)(c)	494,513	15,987,605

		25,660,934

Commercial Banks 3.28%
First Republic Bank(b)	83,900	4,613,661
Grupo Financiero Banorte SAB de CV - Class O	447,444	3,199,896
Mitsubishi UFJ Financial Group, Inc.	517,511	3,172,344
Mizuho Financial Group, Inc.	140,069	287,591
Sumitomo Mitsui Financial Group, Inc.	71,819	3,008,734
SunTrust Banks, Inc.(b)(c)	202,509	8,112,511
Wells Fargo & Co.	57,700	3,032,712

		25,427,449

Diversified Financials 6.40%
Atlas Mara Co.-Nvest, Ltd.(a)(d)	487,322	5,555,471
Bank of America Corp.(b)	809,310	12,439,095
Citigroup, Inc.(b)(c)	548,862	25,851,400
JPMorgan Chase & Co.	100,300	5,779,286

		49,625,252

Insurance 3.33%
American International Group, Inc.(b)(c)	215,400	11,756,532
Genworth Financial, Inc. - Class A(a)(b)(c)	445,355	7,749,177

	Shares	Value

Financials (continued)
Hartford Financial Services Group, Inc.(b)	176,307	$6,313,553

		25,819,262

Mortgage-Backed Securities Real Estate Investment Trusts 2.06%
American Capital Mortgage Investment Corp.(b)	218,900	4,382,378
Dynex Capital, Inc.(b)	327,200	2,895,720
Hatteras Financial Corp.(b)	441,000	8,736,210

		16,014,308

Real Estate Investment Trusts 5.05%
Colony Financial, Inc.(b)	332,300	7,716,006
MFA Financial, Inc.(b)	1,429,725	11,738,042
PennyMac Mortgage Investment Trust(b)	274,091	6,013,557
Select Income REIT(b)(d)	77,000	2,282,280
Two Harbors Investment Corp.(b)	1,093,900	11,464,072

		39,213,957

Real Estate Management & Development 0.67%
BHG S.A. - Brazil Hospitality Group(a)	354,877	2,227,718
Mitsubishi Estate Co., Ltd.	58,000	1,431,894
Mitsui Fudosan Co., Ltd.	45,236	1,525,356

		5,184,968

Thrifts & Mortgage Finance 0.74%
MGIC Investment Corp.(a)(b)	623,551	5,761,611

TOTAL FINANCIALS		192,707,741

Health Care 20.74%
Aegerion Pharmaceuticals, Inc.(a)(b)	175,200	5,622,168
Aetna, Inc.(b)	34,927	2,831,881
Akorn, Inc.(a)	219,400	7,295,050
Alkermes PLC(a)(b)(c)	155,800	7,841,414
Astellas Pharma, Inc.	322,900	4,242,435
Biogen Idec, Inc.(a)	28,230	8,901,201
Bristol-Myers Squibb Co.(b)	79,900	3,875,949
CareFusion Corp.(a)	67,800	3,006,930
Centene Corp.(a)(b)	33,685	2,546,923
Cerner Corp.(a)(b)	37,600	1,939,408
Community Health Systems, Inc.(a)(b)	193,900	8,797,243
Endo International PLC(a)(b)	104,600	7,324,092
Flamel Technologies S.A. - Sponsored ADR(a)(b)	266,972	4,004,580
HCA Holdings, Inc.(a)(b)(c)	109,447	6,170,622
Healthways, Inc.(a)	483,963	8,488,711

	Shares	Value

Health Care (continued)
Intrexon Corp.(a)	311,540	$7,829,000
Ironwood Pharmaceuticals, Inc.(a)(b)(c)	469,800	7,202,034
Jazz Pharmaceuticals PLC(a)(b)(c)	31,643	4,651,837
LifePoint Hospitals, Inc.(a)(b)(c)	70,076	4,351,720
Medicines Co.(a)(b)	276,100	8,023,466
Medivation, Inc.(a)(b)(c)	47,000	3,622,760
Perrigo Co. PLC(b)(c)	37,486	5,463,959
Salix Pharmaceuticals, Ltd.(a)(b)(c)	46,400	5,723,440
Sanofi - ADR(b)	72,550	3,857,484
Shire PLC - ADR(b)	21,000	4,945,290
Team Health Holdings, Inc.(a)(b)	100,293	5,008,632
UnitedHealth Group, Inc.(b)(c)	68,300	5,583,525
Universal Health Services, Inc. - Class B(b)	30,600	2,930,256
Veracyte, Inc.(a)(b)	82,400	1,410,688
WellPoint, Inc.(b)(c)	69,050	7,430,471

		160,923,169

Industrials 7.05%
Allison Transmission Holdings, Inc.(b)(d)	469,910	14,614,201
Bombardier, Inc. - Class B	2,064,300	7,293,389
Empresas ICA SAB de CV(a)	1,019,764	1,987,099
Empresas ICA SAB de CV - Sponsored ADR(a)(b)(c)	67,240	525,817
FLIR Systems, Inc.(b)(c)	319,800	11,106,654
IHI Corp.	522,000	2,432,101
Mitsubishi Heavy Industries, Ltd.	768,000	4,791,234
Scorpio Bulkers, Inc.(a)(b)	222,383	1,979,209
ViaSat, Inc.(a)(b)(c)	171,335	9,930,577

		54,660,281

Information Technology 13.01%
eBay, Inc.(a)(b)	208,268	10,425,896
EVERTEC, Inc.(b)	157,945	3,828,587
GCL-Poly Energy Holdings, Ltd.(a)	6,245,000	2,086,931
Google, Inc. - Class A(a)(b)	11,741	6,864,610
Google, Inc. - Class C(a)(b)(c)	13,423	7,721,983
Hoya Corp.	82,400	2,737,855
NXP Semiconductor NV(a)(b)(c)	165,486	10,951,864
Seagate Technology PLC(b)(c)	346,100	19,665,402
Western Digital Corp.(b)(c)	148,900	13,743,470
Western Union Co.(b)(c)	1,323,241	22,944,999

		100,971,597

	Shares	Value

Materials 2.02%
Berry Plastics Group, Inc.(a)(b)	217,653	$5,615,448
Graphic Packaging Holding Co.(a)(b)	475,732	5,566,064
Taminco Corp.(a)(b)(c)	194,100	4,514,766

		15,696,278

Telecommunication Services 1.10%
China Mobile, Ltd.	232,000	2,251,032
Nippon Telegraph & Telephone Corp.	100,700	6,280,269

		8,531,301

TOTAL COMMON STOCKS (Cost $838,275,640)		927,530,647

EXCHANGE TRADED FUNDS 1.52%
iShares® MSCI Mexico Capped ETF(b)	44,242	3,000,050
SPDR® Gold Shares(a)(b)	68,410	8,759,217

		11,759,267

TOTAL EXCHANGE TRADED FUNDS (Cost $11,722,772)		11,759,267

WARRANTS 0.09%
Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(a)(d)	487,322	730,983

TOTAL WARRANTS (Cost $4,873)		730,983

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 3.20%
Bank of America Corp.
Series U, Perpetual Maturity, 5.200%(b)(e)(f)	$5,595,000	5,385,188
Citigroup, Inc.
Series D, Perpetual Maturity, 5.350%(b)(e)(f)	4,890,000	4,713,119
Johnson & Johnson
12/05/2023, 3.375% (b)	2,600,000	2,719,025
JPMorgan Chase & Co.
Series Q, Perpetual Maturity, 5.150%(b)(e)(f)	5,520,000	5,319,900

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS (continued)
PNC Financial Services Group, Inc.,
Series R, Perpetual Maturity, 4.850%(b)(e)(f)	$2,760,000	$2,659,950
Provident Bank of Maryland 05/01/2018, 9.500% (b)	4,000,000	4,029,680

TOTAL CORPORATE BONDS (Cost $24,027,476)		24,826,862

ASSET/MORTGAGE BACKED SECURITIES 3.94%
Federal Home Loan Mortgage Corp. REMICS
Series 2013-4185, Class PB, 03/15/2043, 3.000%	2,400,000	2,285,967
Federal National Mortgage Association REMICS
Series 2013-100, Class MS, 06/25/2043, 3.848%(e)	3,177,686	3,068,463
Series 2013-67, Class BP, 07/25/2043, 3.000%	5,170,000	4,928,664
Series 2013-132, Class LB, 01/25/2044, 3.000%	3,151,680	3,086,031
Series 2014-26, Class YW, 04/25/2044, 3.500%	1,375,538	1,361,078
Government National Mortgage Association
Series 2014-33, Class A, 08/16/2039, 2.300%	3,967,682	4,008,526
Series 2014-54, Class AB, 10/16/2043, 2.619%	5,583,946	5,661,122
Series 2012-109, Class AC, 09/16/2044, 3.125%(e)	3,858,813	3,965,486
Series 2014-28, Class A, 01/16/2046, 2.000%	2,187,609	2,199,116

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $30,446,068)		30,564,453

GOVERNMENT & AGENCY OBLIGATIONS 2.45%
U.S. Treasury Bonds
11/15/2018, 3.750% (b)	6,400,000	7,039,750
12/31/2018, 1.375% (b)	8,000,000	7,966,248
02/15/2038, 4.375%	3,350,000	3,993,304

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $18,971,492)		18,999,302

	Number of Contracts	Value

PURCHASED OPTIONS 0.22%
Call Options Purchased 0.03%
AstraZeneca PLC, Expires July 2014, Exercise Price $72.50	350	$86,625
AstraZeneca PLC, Expires October 2014, Exercise Price $70.00	230	159,850

TOTAL Call Options Purchased (Cost $297,183)		246,475

Put Options Purchased 0.19%
S&P 500® Index, Expires August 2014, Exercise Price $1,900.00	1,200	1,464,000

TOTAL Put Options Purchased (Cost $2,582,448)		1,464,000

TOTAL PURCHASED OPTIONS (Cost $2,879,631)		1,710,475

	Shares/Principal Amount	Value

SHORT-TERM INVESTMENTS 13.36%
Money Market Fund 10.40%
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio (0.056% 7-day yield)	80,653,208	80,653,208

U.S. Treasury Bills 2.96%
U.S. Treasury Bills Discount Notes
07/31/2014, 0.020%(b)(g)	$4,000,000	3,999,933
08/28/2014, 0.045%(b)(g)	5,000,000	4,999,633
10/30/2014, 0.038%(b)(g)	4,000,000	3,999,548
11/28/2014, 0.040%(b)(g)	10,000,000	9,997,860

		22,996,974

TOTAL SHORT-TERM INVESTMENTS (Cost $103,650,597)		103,650,182

Total Investments - 144.33% (Cost $1,029,978,549)		1,119,772,171

Liabilities in Excess of Other Assets - (44.33%)(h)		(343,925,900)

NET ASSETS - 100.00%		$775,846,271

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN (0.04%)
Healthways, Inc., Expires August, 2014, Exercise Price $17.50	(2,400)	$(294,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $157,196)		(294,000)

PUT OPTIONS WRITTEN (0.09%)
S&P 500® Index, Expires August 2014, Exercise Price $1,840.00	(1,200)	(720,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $1,305,552)		(720,000)

TOTAL WRITTEN OPTIONS (Premiums received $1,462,748)		$(1,014,000)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

COMMON STOCKS (18.27%)
Consumer Discretionary (2.55%)
CarMax, Inc.	(82,100)	$(4,270,021)
Expedia, Inc.	(51,800)	(4,079,768)
Johnson Controls, Inc.	(78,300)	(3,909,519)
TripAdvisor, Inc.	(69,000)	(7,497,540)

		(19,756,848)

Financials (4.06%)
Capital Markets (0.38%)
Deutsche Bank AG	(83,260)	(2,929,087)

Commercial Banks (1.96%)
BNP Paribas S.A.	(39,800)	(2,700,111)
Credit Agricole S.A.	(156,621)	(2,208,950)
Itau Unibanco Holding S.A. - Preferred ADR	(548,062)	(7,881,132)
Societe Generale S.A.	(46,914)	(2,457,476)

		(15,247,669)

Insurance (1.19%)
Everest Re Group, Ltd.	(27,973)	(4,489,387)
PartnerRe, Ltd.	(43,100)	(4,706,951)

		(9,196,338)

Real Estate Management & Development (0.53%)
China Overseas Land & Investment, Ltd.	(908,000)	(2,202,518)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

Financials (continued)
Shimao Property Holdings, Ltd.	(1,061,420)	$(1,950,173)

		(4,152,691)

TOTAL FINANCIALS		(31,525,785)

Health Care (5.89%)
athenahealth, Inc.	(34,218)	(4,281,698)
Baxter International, Inc.	(39,500)	(2,855,850)
Charles River Laboratories International, Inc.	(113,100)	(6,053,112)
Covance, Inc.	(65,750)	(5,626,885)
CR Bard, Inc.	(13,100)	(1,873,431)
Hanger, Inc.	(109,911)	(3,456,701)
Laboratory Corp. of America Holdings	(39,930)	(4,088,832)
Myriad Genetics, Inc.	(80,378)	(3,128,312)
PAREXEL International Corp.	(114,700)	(6,060,748)
Quest Diagnostics, Inc.	(57,000)	(3,345,330)
St. Jude Medical, Inc.	(71,800)	(4,972,150)

		(45,743,049)

Industrials (1.92%)
Caterpillar, Inc.	(28,300)	(3,075,361)
Emerson Electric Co.	(43,100)	(2,860,116)
NOW, Inc.	(4,600)	(166,566)
Rolls-Royce Holdings PLC	(126,000)	(2,305,141)
Sandvik AB	(202,357)	(2,765,106)
SPX Corp.	(34,400)	(3,722,424)

		(14,894,714)

Information Technology (0.91%)
International Business Machines Corp.	(16,303)	(2,955,245)
Paychex, Inc.	(35,400)	(1,471,224)
Stratasys, Ltd.	(23,300)	(2,647,579)

		(7,074,048)

Materials (2.94%)
Anglo American PLC	(176,500)	(4,319,466)
Bemis Co., Inc.	(74,700)	(3,037,302)
BHP Billiton, Ltd.	(86,851)	(2,940,076)
Freeport-McMoRan Copper & Gold, Inc.	(70,100)	(2,558,650)
Glencore PLC	(1,323,523)	(7,373,920)
United States Steel Corp.	(98,456)	(2,563,794)

		(22,793,208)

TOTAL COMMON STOCKS (Proceeds $135,414,296)		(141,787,652)

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value

EXCHANGE TRADED FUNDS (21.41%)
Health Care Select Sector SPDR® Fund	(198,000)	$(12,044,340)
iShares® China Large Cap ETF	(250,289)	(9,270,705)
iShares® MSCI Emerging Markets ETF	(181,606)	(7,850,827)
iShares® Russell 2000® ETF	(724,943)	(86,130,478)
Powershares QQQ ™ Trust Series 1	(221,675)	(20,817,499)
SPDR® S&P 500® ETF Trust	(153,350)	(30,013,662)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $ 148,807,338)		(166,127,511)

TOTAL SECURITIES SOLD SHORT (Proceeds $ 284,221,634)		$(307,915,163)

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of June 30, 2014. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of June 30, 2014.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2014, these securities had a total value of $26,483,038 or 3.41% of net assets.
(e)	Floating or variable rate security - rate disclosed as of June 30, 2014.
(f)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(h)	Includes cash which is being held as collateral for total return swap contracts.

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

ETF - Exchange Traded Fund

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

   TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation

Morgan Stanley	Bharti Infratel, Ltd.	$6,471,229	30 bps + 1D FEDEF	1D FEDEF	12/30/2014	$ 340,833

Morgan Stanley	Housing Development Finance Corp.	1,522,307	30 bps + 1D FEDEF	1D FEDEF	01/15/2016	305,325

		$7,993,536				$ 646,158

  INCOME TAX INFORMATION

Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

As of June 30, 2014
Gross appreciation (excess of value over tax cost)	$101,354,055
Gross depreciation (excess of tax cost over value)	(17,570,170)
Net unrealized appreciation	$83,783,885

Cost of investments for income tax purposes	$1,035,988,286

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL OPPORTUNITIES FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

JUNE 30, 2014 (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 12, 2006. The Fund was previously registered as a non-diversified investment company. As a result of ongoing operations, the Fund became a diversified company. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. The Fund’s investment objective is to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

 Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments carried at value.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$921,975,176	$–	$5,555,471	$927,530,647

Exchange Traded Funds	11,759,267	–	–	11,759,267

Warrants	–	–	730,983	730,983

Corporate Bonds	–	24,826,862	–	24,826,862

Asset/Mortgage Backed Securities	–	30,564,453	–	30,564,453

Government & Agency Obligations	–	18,999,302	–	18,999,302

Purchased Options	1,710,475	–	–	1,710,475

Short-Term Investments

Money Market Fund	80,653,208	–	–	80,653,208

U.S. Treasury Bills	–	22,996,974	–	22,996,974

TOTAL	$1,016,098,126	$97,387,591	$6,286,454	$1,119,772,171

Other Financial Instruments

Assets

Total Return Swap Contracts**	$–	$646,158	$–	$646,158

Liabilities

Written Options	(1,014,000)	–	–	(1,014,000)

Securities Sold Short

Common Stocks	(141,787,652)	–	–	(141,787,652)

Exchange Traded Funds	(166,127,511)	–	–	(166,127,511)

TOTAL	$(308,929,163)	$646,158	$–	$(308,283,005)

*	For detailed industry descriptions, see the accompanying Statement of Investments.

**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended June 30, 2014.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable; securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended June 30, 2014, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities but also allows the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the three months ended June 30, 2014 was as follows:

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2014	-	$-	(1,200)	$1,197,552

Positions opened	(2,400)	157,196	4,800	5,132,208

Closed	-	-	(4,800)	(5,024,208)

Outstanding, June 30, 2014	(2,400)	$157,196	(1,200)	$1,305,552

Market Value, June 30, 2014		$(294,000)		$(720,000)

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the three month period ended June 30, 2014, the Fund invested in swap agreements consistent with the Fund’s investment strategies to gain exposure to certain markets or indices.

Warrants and Rights: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights at the end of the period.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 29, 2014

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	August 29, 2014